EXHIBIT 10.1

                       SIXTH AMENDMENT TO CREDIT AGREEMENT


         This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of March 31, 2004, is by and between MATRIX BANCORP, INC., a Colorado corporation (the "Borrower"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").


                                    RECITALS

         A. The Borrower, the Agent and the Lenders, entered into a Credit Agreement dated as of December 27, 2000, as amended by a First Amendment to Credit Agreement dated as of March 5, 2001, a Second Amendment to Credit Agreement dated as of July 27, 2001, a Third Amendment to Credit Agreement dated as of December 26, 2001, a Fourth Amendment to Credit Agreement dated as of March 31, 2002 and a Fifth Amendment dated as of March 31, 2003 (as amended, the "Credit Agreement"); and

         B. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lenders and Agent have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.


                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         Section 2. Amendments.

                  Section 2.1 Definitions. Section 1.1 of the Credit Agreement is amended by deleting the definition of "Termination Date" as it appears therein and by inserting the following definitions in such
         Section 1.1 in the appropriate alphabetical order:

                           "Balance  Calculation  Period":  Each calendar  month
                  after the Sixth Amendment Effective Date to and including the later of the date on which the Notes shall be paid in full or the Termination Date, except that the last Balance Calculation Period shall end on the later of the date on which the Notes shall have been paid in full or the Termination Date.

                           "Balance Funded Rate Advance": An outstanding Advance
                  that bears interest as provided in Section 2.5(a).

                           "Balances Deficiency": As defined in Section 2.5(a).

                           "Balances  Deficiency  Fee":  As  defined  in Section
                  2.5(a).

                           "Balance Funded  Amount":  With respect to any Lender
                  for any Balance Calculation Period, the average of the Qualifying Balances of such Lender for such Balance Calculation Period.

                           "Balance Funded Rate":  2.65% per annum.

                           "Balances Surplus":  As defined in Section 2.5(b).

                           "Qualifying  Balances":  With  respect to any Lender,
                  for any day the lesser of (a) the amount of such Lender's Advances on such day, and (b) the sum of the collected balances in all identified non-interest bearing accounts of Borrower maintained with such Lender less (i) amounts necessary to satisfy reserve and deposit insurance requirements and (ii) amounts required to compensate such Lender for services rendered in accordance with such Lender's system of charges for services to similar accounts.

                           "Sixth  Amendment  Effective Date": The date on which
                  the Sixth Amendment to this Agreement becomes effective by its terms.

                           "Termination  Date":  The  earliest  of (a) March 31,
                  2005, (b) the date on which the Revolving Commitments are terminated pursuant to Section 7.2 hereof or (c) the date on which the Revolving Commitment Amounts are reduced to zero pursuant to Section 2.8 hereof.

                  Section 2.2 Procedure for Balance Funded Advances. Section 2.4 of the Credit Agreement is amended by adding the following new sentence at the end thereof:

                  Notwithstanding  anything to the  contrary in this  Agreement,
                  (a) Advances may be made as or converted to Balance Funded Rate Advances in the same manner as Advances may be made as or converted to Eurodollar Rate Advances, provided that Advances may not be made as, converted to, or continued as Balance Funded Rate Advances if (i) a Default or Event of Default has occurred and is continuing on the date of the proposed making of or conversion to Balance Funded Rate Advances and (ii) after the making of or continuation of such Advance, if the Balance Funded Amount maintained by the Borrower with the Lender that has made such Advance is less than the aggregate amount of Balance Funded Rate Advances made by such Lender and
                  (b) Balance Funded Rate Advances may be converted to Prime Rate Advances or Eurodollar Rate Advances in the same manner as Eurodollar Rate Advances may be converted Prime Rate Advances.

                  Section 2.3 Interest Rates, Etc. Section 2.5 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           Section 2.5 Interest Rates, Interest Payments and Default Interest. Interest shall accrue and be payable on the Loans as follows:

                           (a) Subject to  subsection  (d) below,  each  Balance
                  Funded Rate Advance shall bear interest at the Balance Funded Rate; provided, that if for any Balance Calculation Period the Balance Funded Amount maintained by the Borrower with any Lender is less than an amount equal to the average daily aggregate unpaid principal balance of the Balance Funded Rate Advances owed to such Lender during such Balance Calculation Period (such deficiency being herein referred to as the "Balances Deficiency"), the Borrower will pay such Lender a fee (the "Balances Deficiency Fee") for said Balance Calculation Period on the Balances Deficiency at a per annum rate equal to the average daily Adjusted Eurodollar Rate for 30 day deposits; and provided further, that if the Balance Funded Amount maintained by the Borrower with any Lender for any Balance Calculation Period exceeds the weighted average daily aggregate unpaid principal balance of the Balance Funded Rate Advances owed to such Lender during such Balance Calculation Period (such excess being defined herein as the "Balances Surplus"), then such Balances Surplus, or, if Borrower and such Lender shall so agree, the charges reduction benefit for such Balances Surplus (as determined by such Lender), may be carried forward and applied to succeeding
                  Balance Calculation Periods (but not to any Balance Calculation Period occurring in any subsequent calendar year).

                           (b) Subject to paragraph (d) below,  each  Eurodollar
                  Rate Advance shall bear interest on the unpaid principal amount thereof at a varying rate per annum equal to the sum of
                  (A) the Adjusted Eurodollar Rate for such Interest Period, plus (B) the Applicable Margin.

                           (c) Subject to paragraph  (d) below,  each Prime Rate
                  Advance shall bear interest on the unpaid principal amount thereof at a varying rate per annum equal to the sum of (A) the Prime Rate, plus (B) the Applicable Margin.

                           (d) Upon the occurrence and during the continuance of
                  any Event of Default, each Advance shall, at the option of the Majority Lenders, bear interest until paid in full at a the rate otherwise applicable thereto plus 2.0%.

                           (e) Interest shall be payable on the last day of each
                  month; provided that interest under Section 2.5(c) shall be payable on demand. Any Balances Deficiency Fee payable hereunder shall be due and payable monthly after each Balance Calculation Period within two Business Days after receipt by the Borrower from any Lender of a statement therefor (a copy of which shall be provided to Agent) containing the calculations made to determine such Balances Deficiency Fee, which statement shall be conclusive absent manifest error.

                  Section 2.4 Term Loan Maturity Date. Section 2.6(b) of the Credit Agreement is hereby amended by deleting the date "December 31, 2004" contained in the fifth line thereof and replacing such date with "December 31, 2006."

                  Section 2.5 Increased Cost; Illegality. Sections 2.14 and 2.15 of the Credit Agreement are generally amended, mutatis mutandis, so that such sections shall apply to Balance Funded Rate Advances as well as to Eurodollar Rate Advances.

                  Section  2.6  Net  Income.   Section  6.15(c)  of  the  Credit
         Agreement is hereby amended in its entirety to read as follows:

                           (c) Net Income.  The Borrower shall not permit Matrix
                  Bank's Net Income, as of the last day of any fiscal quarter, for the four consecutive fiscal quarters ending on such date, to be less than: (a) $6,000,000 as of March 31, 2004 and June 30, 2004 and (b) $7,500,000 as of the end of September 30, 2003 and the end of each fiscal quarter thereafter.

                  Section 2.7 Additional Subordinated Debt. Section 6.10 of the Credit Agreement is hereby amended to add the following Section 6.10(p):

                           (p) Additional unsecured Indebtedness of the Borrower
                  in the form of notes or debentures that have been subordinated to the Obligations in a manner approved by the Majority Lenders prior to the creation of such Indebtedness, in an aggregate principal amount not to exceed $11,000,000 at any time outstanding.

         Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective as of the date first above written (the "Sixth Amendment Effective Date") provided the Agent shall have received at least four (4) counterparts of this Amendment, duly executed by the Company and all of the Lenders, and the Agent shall have received the following, each duly executed or certified:

                  Section 3.1 This Amendment duly executed by the Borrower.

                  Section 3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were previously delivered to the Lender with a certificate of the secretary of the Borrower and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  Section 3.3 The Consent and Agreement of Guarantors, in the form prescribed by the Agent, duly executed by each Guarantor.

                  Section 3.4 The Borrower shall have satisfied such other conditions as specified by the Agent and the Lenders, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

         Section 4. [Reserved].

         Section 5. Representations, Warranties, Authority, No Adverse Claim.

                  Section 5.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent and the Lenders.

                  Section 5.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent on behalf of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

                  Section  5.3  No  Adverse   Claim.   The  Borrower   warrants,
         acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Lenders with respect to the Obligations or the Borrower's obligations under the Credit Agreement as amended by this Amendment.

         Section 6. Affirmation of Credit Agreement, Further References. The Agent, the Lenders, and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         Section 7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         Section 8. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         Section 9. Successors. The Amendment Documents shall be binding upon the Borrower, the Lenders, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, and the Agent and the successors and assigns of the Lenders and the Agent.

         Section 10. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         Section 11. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 12. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         Section 13. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.



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                                       7

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                      MATRIX BANCORP, INC.


                                      By
                                        -----------------------------------
                                        Its
                                           --------------------------------



                                      U.S. BANK NATIONAL ASSOCIATION


                                      By
                                        -----------------------------------
                                        Its
                                           --------------------------------

















             [Signature Page to Sixth Amendment to Credit Agreement]

                       CONSENT AND AGREEMENT BY GUARANTORS


         This Consent and Agreement by Guarantors ("Consent") is made by the undersigned (each a "Guarantor," and collectively, the "Guarantors"), in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders party to the Credit Agreement described below (the "Agent"), and such Lenders and is dated as of March 31, 2004.

         WHEREAS, each Guarantor executed a Guaranty ("Guaranty") in favor of the Agent and the Lenders dated as of December 27, 2000, by which Guarantor guaranteed the obligations of Matrix Bancorp, Inc., a Colorado corporation, (the "Borrower") to the Agent and the Lenders, including, without limitation, the Borrower's obligations to the Agent and the Lenders under that certain Credit Agreement dated as of December 27, 2000 by and between the Borrower, the Lenders party thereto and the Agent (the "Credit Agreement");

         WHEREAS, the Borrower desires to amend the Credit Agreement to modify certain provisions of the Credit Agreement pursuant to a Sixth Amendment to Credit Agreement of even date herewith by and between the Borrower, the Lenders party to the Credit Agreement, and the Agent (the "Amendment");

         WHEREAS, the Agent has refused to execute the Amendment unless the Guarantors execute this Consent;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Agent and the Lenders to amend certain provisions of the Credit Agreement, and in consideration of their doing so, the Guarantors hereby acknowledge and consent to the amendments to the Credit Agreement as provided under the Amendment, substantially in the form previously provided to the Guarantors, and agree that all obligations of the Borrower under the Credit Agreement as amended by the Amendment are subject to their respective Guaranty.

         Each Guarantor acknowledges and agrees that this Consent shall not in any way extinguish any of the obligations of the Guarantor under the Guaranty, which obligations shall continue and shall not in any circumstances be terminated, extinguished or discharged hereby, but the terms of such Guaranty continue in full force and effect.

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





                  IN WITNESS WHEREOF, this Consent has been duly executed by the undersigned the day and year first above written.

                            ABS SCHOOL SERVICES, LLC


                            By
                              ---------------------------------------
                                Its
                                   ----------------------------------



                             EQUI-MOR HOLDINGS, INC.


                            By
                              ---------------------------------------
                                Its
                                   ----------------------------------



                           MATRIX FUNDING CORPORATION


                           By
                              ---------------------------------------
                              Its
                                 ------------------------------------


                           MATRIX BANCORP TRADING, INC. (f/k/a Matrix Capital Markets, Inc.)

                           By
                             ---------------------------------------
                             Its
                                ------------------------------------



                           MATRIX ASSET MANAGEMENT CORP. (f/k/a United Special Services, Inc.)


                           By
                              ---------------------------------------
                              Its
                                 ------------------------------------

                             SECRETARY'S CERTIFICATE


         I, _____________________, hereby certify to U.S. Bank National Association, as "Agent" on behalf of the "Lenders" (as such terms are defined in the Credit Agreement), on behalf of Matrix Bancorp, Inc., a Colorado corporation (the "Company"), as follows:

         1. I am the duly elected and acting Secretary of the Company.

         2. The resolutions adopted by the Board of Directors of the Company on December 27, 2000, a true, complete, and correct copy of which were attached to a certificate of the Secretary of the Company dated December 27, 2000, remain in full force and effect as of the date hereof. Such resolutions authorize the execution and delivery by the officers of the Company listed in paragraph 4 below of the Sixth Amendment to the Credit Agreement dated as of March 31, 2004 and the other Amendments Documents (as defined in such Sixth Amendment) to which the Company is a party.

         3. There has been no amendment to the Articles of Incorporation or Bylaws of the Company since true and accurate copies of the same were delivered to the Bank with a certificate of the Secretary of the Company dated December 27, 2000.

         4. The following persons are duly elected and acting incumbents in the corporate offices indicated, and the signature set forth opposite the name of each such person is the true and genuine specimen signature of such person:

                  Name and Title                              Signature

         T. Allen McConnell                          Senior Vice President

         David W. Kloos                              Chief Financial Officer

         IN WITNESS WHEREOF, I have executed this Secretary's Certificate this ___ day of ____________, 2004.

                                       ____________________________________
                                       Name: ______________________________
                                       Title:  Secretary